UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2007
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-11919 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.05. Costs Associated with Exit or Disposal Activities
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Asset Purchase Agreement
Software and Intellectual Property License Agreement
Trademark License Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement
On September 27, 2007, TeleTech Holdings, Inc. (“TeleTech”), a Delaware corporation, Newgen Results Corporation (“Newgen”), a Delaware corporation and wholly-owned subsidiary of TeleTech, Carabunga.com, Inc. (“Carabunga”), a Delaware corporation and wholly-owned subsidiary of Newgen and Newgen Results Canada, Ltd. (“Newgen Canada”), a Canadian Corporation and wholly-owned subsidiary of Newgen (Newgen, Carabunga and Newgen Canada are hereinafter collectively referred to as “Newgen”) entered into an Asset Purchase Agreement (“Purchase Agreement”) with Aspen Acquisition Holdings, L.L.C., a Delaware limited liability company (“Aspen Acquisition”) and Aspen Marketing Services, Inc., a Delaware corporation (“Aspen”), and wholly-owned subsidiary of Aspen Acquisition and closed the transactions contemplated thereby on September 28, 2007. As provided in the Purchase Agreement, Newgen sold substantially all of its assets and certain of its liabilities to Aspen for total cash consideration of $3.243 million. In addition to customary closing conditions, the transaction was subject to the execution of (i) a Software and Intellectual Property License Agreement between TeleTech and Aspen which provides for exclusive and non-exclusive licenses in certain territories to certain software known as Identify! and Identify! Plus; (ii) a Trademark License Agreement between TeleTech and Aspen which provides for certain licensed intellectual property rights to Identify! and Identify! Plus, and (iii) a Master Services Agreement and accompanying Statement of Work between TeleTech Services Corp. (“TeleTech Services”), a wholly-owned subsidiary of TeleTech, and Aspen whereby TeleTech Services will provide customer care management services on behalf of Aspen’s customers estimated based on current head count to generate revenue of approximately $6 million per year. The Master Services Agreement has a three year term cancellable upon ninety days notice. Pursuant to the terms of the Software and Intellectual Property License Agreement and Trademark License Agreement, Aspen paid TeleTech $225,000 at closing and is obligated to pay TeleTech $2 million twelve months from the date of the closing for a two year exclusive license in certain territories. This agreement also provides for ongoing royalties. (The Purchase Agreement, the Software and Intellectual Property License Agreement, the Trademark License Agreement, Master Services Agreement and accompanying Statement of Work are collectively referred to as the “Agreements”).
The foregoing description of the Agreements does not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Software and Intellectual Property License Agreement and the Trademark License Agreement which are filed as Exhibits 2.1, 10.1 and 10.2 hereto, respectively, and are incorporated into this report by reference. The Master Services Agreement and accompanying Statement of Work are agreements made in the ordinary course of business and therefore TeleTech has determined it is not required to file such agreements as exhibits to this report.
The Agreements have been included to provide investors with information regarding their terms. Except for its status as contractual documents that establish and govern the legal relations among the parties thereto with respect to the transaction described in this Form 8-K, the Agreements are not intended to be a source of factual, business or operational information about the parties.
The representations, warranties, covenants and agreements made by the parties in the Agreements are made as of specific dates and are qualified and limited, including information in the disclosure schedules that were provided in connection with the execution of the Agreements. In addition, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Agreements, including where the parties do not have complete knowledge of all the facts. Investors are not third-party beneficiaries under the Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.

Item 2.05. Costs Associated with Exit or Disposal Activities.
On September 27, 2007, TeleTech decided to dispose of its database marketing business, operated by TeleTech’s wholly-owned subsidiary Newgen. Due to the expectation regarding the future financial results of Newgen, TeleTech determined that exiting the business was appropriate. While revenue declines and operating losses had generally stabilized, the anticipated length of time to return the business to profitability was longer than was acceptable to TeleTech. TeleTech and Newgen entered into the Purchase Agreement to dispose of substantially all of Newgen’s assets and certain of its liabilities. Reference is made to the additional information contained in Item 1.01 above, which is incorporated by reference into this Item 2.05.
In connection with the closing of such disposition and at the time of filing this current report on Form 8-K, TeleTech estimates the known costs and charges expected to be incurred and that result from the proposed disposition to be between $5.6 million to $6.6 million, of which approximately $2.0 million will be cash expenditures. A summary of the expected charges is as follows:

	Range of
	Pre-tax
	Charge
	(in millions)
Type of Cost	low	high
Loss on disposal of business	$3.6	$4.6
Costs for Employees terminated, including severance	1.0	1.0
Fees associated with disposal of the assets	1.0	1.0
Total estimated restructuring and asset write-off charges relating to disposal	$5.6	$6.6
At the time of filing this current report on Form 8-K, TeleTech is unable to provide a good faith estimate of any potential costs and charges that relate to a certain property leased by Newgen that are not a part of the transactions but could be impacted as a result of the transaction. We plan to file an amendment on Form 8-K under this Item 2.05 once such estimated costs can be reasonably determined.

Item 8.01. Other Events.
On September 28, 2007, the Company issued a press release announcing the sale of substantially all of the assets of Newgen. A copy of this press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
          (b) To the extent the Company is required to file pro forma financial statements upon reporting the closing of the transactions disclosed in Item 1.01, the Company will file such pro forma financial statements on a report on Form 8-K within the appropriate timeframe from the close of those transactions.
          (c) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of September 27, 2007 among TeleTech Holdings, Inc., Newgen Results Corporation, Carabunga.com, Inc., Aspen Acquisition Holdings, L.L.C. and Aspen Marketing Services, Inc. (certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

10.1	Software and Intellectual Property License Agreement dated as of September 27, 2007 among TeleTech Holdings, Inc., Newgen Results Corporation, Carabunga.com, Inc., Aspen Acquisition Holdings, L.L.C. and Aspen Marketing Services, Inc.

10.2	Trademark License Agreement dated as of September 27, 2007 among TeleTech Holdings, Inc., Newgen Results Corporation, Carabunga.com, Inc., Aspen Acquisition Holdings, L.L.C. and Aspen Marketing Services, Inc.

99.1	Press Release issued by TeleTech Holdings, Inc., dated September 28, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: October 3, 2007

Exhibit Index

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of September 27, 2007 among TeleTech Holdings, Inc., Newgen Results Corporation, Carabunga.com, Inc., Aspen Acquisition Holdings, L.L.C. and Aspen Marketing Services, Inc. (certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

10.1	Software and Intellectual Property License Agreement dated as of September 27, 2007 among TeleTech Holdings, Inc., Newgen Results Corporation, Carabunga.com, Inc., Aspen Acquisition Holdings, L.L.C. and Aspen Marketing Services, Inc.

10.2	Trademark License Agreement dated as of September 27, 2007 among TeleTech Holdings, Inc., Newgen Results Corporation, Carabunga.com, Inc., Aspen Acquisition Holdings, L.L.C. and Aspen Marketing Services, Inc.

99.1	Press Release issued by TeleTech Holdings, Inc., dated September 28, 2007.